                                                                                                       Exhibit 99.1

                                             CERTIFICATION PURSUANT TO
                             SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350,  Chapter 63 of Title 18,  United  States Code, as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002, the undersigned,  as Chief Executive  Officer of U.S. Can Corporation (the "Company"),
does hereby certify that:

1)       the Company's Form 10-K fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities
         Exchange Act of 1934; and

2)       the  information  contained in the Company's  Form 10-K fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

                                                                /s/ John L. Workman

                                                                John L. Workman
                                                                Chief Executive Officer

                                                                Dated: March 26, 2003